UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: June 26, 2023
(Date of earliest event reported)

Mexco Energy Corporation
(Exact name of registrant as specified in its charter)

CO	1-31785	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

415 W. Wall Street, Suite 475 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	MXC	NYSE American

Item 2.02 Results of Operations and Financial Condition.

On June 26, 2023, Mexco Energy Corporation (the “Registrant”) issued a news release to announce its financial results for the year ended March 31, 2023.

Item 8.01 Other Events

On June 26, 2023, Mexco Energy Corporation issued a news release to announce further development of properties.

Copy of the news release is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Document

99.1	News release dated June 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Dated: June 26, 2023	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer